EXECUTION VERSION

SECOND AMENDMENT AND JOINDER TO LOAN AND SECURITY AGREEMENT
AND
SCHEDULE TO LOAN AND SECURITY AGREEMENT

AND
FIRST AMENDMENT TO COLLATERAL PLEDGE AGREEMENT

This Second Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement ("Amendment") is made as of this 7th day of December, 2010 by and among **EMTEC INC.** (a Delaware corporation), **EMTEC INC.** (a New Jersey corporation), **EMTEC VIASUB LLC** (a Delaware limited liability company), **EMTEC FEDERAL, INC.** (formerly known as WESTWOOD COMPUTER CORPORATION) (a New Jersey corporation), **EMTEC GLOBAL SERVICES LLC** (formerly known as EMTEC FEDERAL SERVICES LLC, formerly known as WESTWOOD FEDERAL SERVICES, LLC) (a Delaware limited liability company), **LUCEO, INC.** (an Illinois corporation), **EBUSINESS APPLICATION SOLUTIONS, INC.** (a New Jersey corporation) and **AVEEVA, INC.** (a Delaware corporation) (collectively, the "**Existing Borrowers**"), whose address is 11 Diamond Road, Springfield, NJ 07081; and **SECURE DATA, INC.** (a Delaware corporation), **EMTEC INFRASTRUCTURE SERVICES CORPORATION** (a Delaware corporation) and **KOAN-IT (US) Corp.** (a Delaware Corporation) (each a "**Joining Borrower**", and all together with Existing Borrowers, jointly and severally, "**Borrower**"); and **DE LAGE LANDEN FINANCIAL SERVICES, INC.** ("**DLL**"), whose address is 1111 Old Eagle School Road, Wayne, PA 19087.

BACKGROUND

A. Existing Borrowers and DLL are party to that certain Loan and Security Agreement dated December 7, 2006 (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the "**Loan and Security Agreement**"), including that certain Schedule to the Loan and Security Agreement dated December 7, 2006 executed by Borrower and DLL in connection with and as a part of the Loan and Security Agreement (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the "**Schedule**"), pursuant to which DLL established certain credit facilities in favor of Borrower. The Loan and Security Agreement, collectively together with the Schedule, as either may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, are referred to herein collectively as the "**Loan and Security Agreement**". The Loan and Security Agreement and all instruments, documents and agreements executed in connection therewith or related thereto are referred to herein collectively as the "**Existing Loan Documents**." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan and Security Agreement.

B. Pursuant to that certain letter from DLL to Borrower dated February 10, 2009, DLL

consented (notwithstanding anything to the contrary provided for in Section 6.2.1 of the Loan and Security Agreement) to certain transactions, including the "Acquisitions" as defined and described therein. Such transactions included (x) the creation by Borrower Emtec Inc. (a New Jersey corporation) ("**Emtec Parent**") of a new Subsidiary organized under the laws of Delaware, Joining Borrower Emtec Infrastructure Services Corporation ("**Emtec Infrastructure DE**") and the acquisition by Emtec Infrastructure DE of a further new Subsidiary organized under the laws of Delaware, Joining Borrower KOAN-IT (US) Corp. ("**KOAN-US**") and (y) the creation by Emtec Infrastructure DE of a new Subsidiary organized under Canadian law, 7119747 Canada, Inc. ("**Emtec Acquisition Canada**") and the acquisition by Emtec Acquisition Canada of a new Subsidiary organized under Canadian Law KOAN-IT Corp. ("**KOAN-Canada**"). The February 10, 209 consent letter reflects an intention by the parties for Emtec Infrastructure DE and KOAN-US to be joined into and become a Borrower entity under the Loan and Security Agreement and other Existing Loan Documents. Borrower has advised DLL that subsequent to the issuance of the February 10, 2009 consent letter, in connection with the consummation of the acquisition transactions permitted thereby, Emtec Acquisition Canada and KOAN-Canada were amalgamated into Emtec Infrastructure Services Canada Corporation, a corporation organized under the federal laws of Canada ("**Emtec Infrastructure Canada**").

C. Pursuant to that certain letter from DLL to Borrower dated March 30, 2010, DLL consented to certain corporate restructuring transactions with respect to the foreign Subsidiaries of Borrower (the "**2010 Foreign Restructuring Transactions**") involving (i) the creation by Emtec Global Services, LLC ("**Emtec Global**") of a wholly owned Subsidiary – Emtec Services Mauritius, a company organized under the laws of Mauritius ("**MauritiusCo**"), (ii) the transfer to MauritiusCo by Aveeva, Inc. ("**Aveeva**") of all of the issued and outstanding stock it owned of Emtec Software India Private Limited (formerly known as Aviance Software India Pvt, Ltd.), a private limited company organized under the laws of India and existing direct foreign Subsidiary of Borrower ("**Emtec India**"), (iii) the expansion by Emtec India of its business through a one-time aggregate acquisition of assets by Emtec India from an unrelated Indian Entity as previously informally described by Borrower to DLL (the "**Contemplated Emtec India Acquisition**"), and (iv) Borrower providing funding to MauritiusCo in order for MauritiusCo to fund the Contemplated Emtec India Acquisition (the "**Contemplated Emtec India Acquisition Funding**").

D. Pursuant to that certain letter from DLL to Borrower dated May 28, 2010, DLL consented (notwithstanding anything to the contrary provided for in Section 6.2.1 of the Loan and Security Agreement) to the purchase by Borrower Emtec Federal, Inc. ("**Emtec Federal**") of all of the outstanding capital stock of issued by Joining Borrower Secure Data, Inc. ("**SDI**"), on the condition that SDI be joined into and become a Borrower entity under the Loan and Security Agreement and other Existing Loan Documents.

E. Borrower and DLL have mutually agreed to make certain amendments and modification to the Loan and Security Agreement and the credit facilities established thereunder, including (i) extending the Term of the Loan and Security Agreement through December 7, 2012, (ii) providing for the joinder of the Joining Borrowers into the Loan and Security Agreement as joint and several Borrower entities thereunder, and DLL, and (iii) certain other changes to the terms and

conditions of the Existing Loan Documents, and DLL has agreed to make such amendments and modifications and grant such waivers in accordance with the provisions of and on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

1. Joinder. Upon the effectiveness of this Amendment as provided for in Section 5 hereof, each Joining Borrower joins in as, assumes the obligations and liabilities of, adopts the obligations, liabilities and role of, and becomes, one of the joint and several Borrower entities under the Loan and Security Agreement and the other Existing Loan Documents (including without limitation the Secured Floorplan Loan Note and the Secured Revolving Credit Note). All references to Borrower contained in the Existing Loan Documents, specifically including the Loan and Security Agreement, are hereby deemed for all purposes to also refer to and include each Joining Borrower as one of the Borrower entities and each Joining Borrower hereby agrees to comply with all of the terms and conditions of the Existing Loan Documents, specifically including the Loan and Security Agreement, as if such Joining Borrower were an original signatory thereto. Without limiting the generality of the provisions above, each Joining Borrower hereby becomes liable, on a joint and several basis, along with all other Borrower entities, for all Obligations, including, without limitation, all existing and future Loans and other liabilities and obligations incurred at any time by any one or more Borrower entities under the Existing Loan Documents or any future Loan Documents that may hereafter be executed and delivered by the parties hereto (including, without limitation, the Secured Floorplan Loan Note and the Secured Revolving Credit Note), as amended hereby or as may be hereafter amended, modified, supplemented or replaced.

2. Amendment to Loan and Security Agreement. Upon the effectiveness of this Amendment as provided for in Section 5 hereof, the Loan and Security Agreement is hereby amended and modified in the following manner.

(A) Amendment to Add Certain Definitions. Section 1.4 of the Loan and Security Agreement is hereby amended by adding the following new definitions thereto, each in its proper alphabetical place:

"Canadian Subsidiary Credit Facility" has the meaning set forth in the Schedule.

"Canadian Guaranty" has the meaning set forth in the Schedule.

"Canadian Subsidiaries" has the meaning set forth in the Schedule.

"DLL Canadian Lender" has the meaning set forth in the Schedule.

"Permitted Canadian Subsidiaries" has the meaning set forth in the Schedule.

(B) Amendment to Definition of Loan Reserves regarding Canadian Receivables

of Borrower. The definition of "Loan Reserves" set forth in Section 1.4 of the Loan and Security Agreement is hereby amended by adding the following new sentence to the end thereof:

> Without limiting or contradicting any of the foregoing, (i) DLL shall establish Loan Reserves with respect to any Receivables of Borrower that are payable in any currency other than United States Dollars (including without limitation any Receivables payable by Account Debtors that are located in Canada and which are payable in Canadian Dollars) to reflect DLL's assessment (in its reasonable business judgment) of any currency exchange rate/conversion risks and (ii) DLL shall establish Loan Reserves with respect to any Eligible Receivables of Borrower that are payable by Account Debtors that are located in Canada (regardless of whether such Receivables are payable in United States Dollars or Canadian Dollars) such that the effective Receivables Advance Rate on such Receivables under clause (b)(i) of the definition of Revolving Credit Borrowing Base Amount is no more than eighty percent (80%) of the net amount of such Eligible Receivables.

(C) Amendment to Definition of Obligations to Include Canadian Guaranty Obligations. The definition of "Obligations" set forth in Section 1.4 of the Loan and Security Agreement is hereby amended and restated as follows:

> "Obligations" means all present and future loans, advances, debts, liabilities, obligations, covenants, duties and indebtedness at any time owing by Borrower to (i) DLL and (ii) DLL Canadian Lender, whether evidenced by this Agreement, the Canadian Guaranty any note or other instrument or document or otherwise, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by DLL in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest (specifically including any interest accruing after the filing of any petition in bankruptcy or the commencement or any receivership or other insolvency proceeding regardless of whether a claim for such interest is allowable or allowed in any such bankruptcy, receivership or other proceeding), charges, expenses, fees (including without limitation attorney's fees, expert witness fees, examination fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, deposit account fees and anniversary fees) and any other sums chargeable to Borrower hereunder or under any other agreement with DLL and without limiting the generality of the foregoing, specifically including all indebtedness, obligations, liabilities, covenants, duties and undertakings of Borrower to DLL Canadian Lender under the Canadian Guaranty (collectively, the "Canadian Guaranty Obligations").

(D) Amendment to Clarify Cash Control Obligations on Receivables. Section 2.10(c) of the Loan and Security Agreement is hereby amended by adding the following new paragraph to the end thereof:

> Notwithstanding anything to the contrary provided for in the foregoing or in any other provision of this Agreement (and/or the Schedule), upon the establishment of any

Canadian Subsidiary Credit Facility for the benefit of Borrower's Permitted Canadian Subsidiaries (as defined in the Schedule) and to the extent required by the loan and security documents for such Canadian Subsidiary Credit Facility, Borrower shall cause its Permitted Canadian Subsidiaries to direct all of their Account Debtors to direct all payments and collections on any Receivables of such Permitted Canadian Subsidiaries to lockboxes and/or related lockbox accounts established by such Permitted Canadian Subsidiaries and subject to blocked account agreements in favor of DLL Canadian Lender (as defined in the Schedule), and shall not permit any such payments or collections on any Receivables of the Permitted Canadian Subsidiaries to be directed to or deposited in the Blocked Accounts of Borrower.

(E) Amendment to Granting Provision to Include DLL Canadian Lender. Section 3.1 of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:

To secure the payment and performance of the Obligations when due, Borrower hereby grants to DLL and DLL Canadian Lender (i) a first priority security interest (subject only to Permitted Encumbrances) in all of Borrower's now owned or hereafter acquired or arising Receivables, Chattel Paper, Commercial Tort Claims, Deposit Accounts (and all funds and monies from time to time on deposit therein), Documents, Equipment, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, life insurance policies, Trademarks, Copyrights, Licenses and Patents, all of Borrower's money and cash, any and all property now or at any time hereafter in DLL's or and DLL Canadian Lender's possession (including claims and credit balances), and all proceeds of the foregoing (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) and all Supporting Obligations, products, accessions and all books and records related to any of the foregoing and (ii) assigns, transfers and sets over to DLL and DLL Canadian Lender all of its right, title and interest, powers, privileges and other benefits of all leases, rental agreements and related documents entered into by Borrower with respect to any Equipment leased by Borrower as lessor or lessee together with all income, proceeds and other benefits thereof (all of the foregoing, together with all other property in which DLL and DLL Canadian Lender may be granted a lien or security interest, is referred to herein, collectively, as the "**Collateral**").

Notwithstanding anything to the contrary contained in the foregoing or otherwise set forth in this Agreement, the Schedule or any other Loan Document, the "Collateral" shall not include, and DLL shall not hold and Borrower shall not be deemed to have granted a security interest, pledge or other lien of any kind on, more than 65% of the capital stock, shares, membership interests, partnership interests or other equity interests possessing voting/management power (collectively, "Voting Capital Stock") issued by any Subsidiary of Borrower that is organized under the laws of a jurisdiction outside of the United States (provided that, for the avoidance of doubt, the "Collateral" shall include, and the Borrower hereby grants a security interest to secure the Obligations in, (x) 65% of such Voting Capital Stock issued by any such foreign Subsidiary of Borrower and (y) 100% of

any other capital stock, shares, membership interests, partnership interests or other equity interests issued by any such foreign Subsidiary of Borrower that does not possess any such voting/management power).

(F) Amendment to Add Cross-Default for Canadian Subsidiary Credit Facility. Section 7.1 of the Loan and Security Agreement is hereby amended by adding the following new subsection (o) to the end thereof:

(o) in the event any one or more Canadian Subsidiary Credit Facilities are established, either (i) any "Event of Default" (as defined thereunder) shall occur under any Canadian Subsidiary Credit Facility or (ii) any other event or circumstance shall occur which would permit and/or entitle DLL Canadian Lender to accelerate the maturity of the obligations and indebtedness owing under any Canadian Subsidiary Credit Agreement (in each such case regardless of whether DLL Canadian Lender shall have elected to accelerate or exercise any rights or remedies against the applicable Canadian Subsidiaries as a result of such "Event of Default", event or circumstance).

3. Amendments to the Schedule. Upon the effectiveness of this Amendment as provided for in Section 4 below, the Schedule is hereby amended and modified in the following manner.

(A) Amendments to Add Certain Definitions. Section 1 of the Schedule titled "**DEFINITIONS**" is hereby amended by adding the following new definitions thereto, each in the proper alphabetical order:

"Canadian Guaranty" has the meaning set forth in Section 6.2 of this Schedule, subsection "**Permitted Guarantees** (Section 6.2.5)".

"Canadian Subsidiaries", for the purposes of Section 6 of the Loan Agreement and this Schedule, has the meaning set forth in Section 6.1.15 of this Schedules, Additional Covenants, subsection "Covenant Regarding Non-Borrower Canadian Subsidiaries".

"Canadian Subsidiary Credit Facility" means, any revolving credit/working capital/floorplan financing line of credit, or any other loan, credit or financing facility or arrangement of any kind or nature, made available by any DLL Canadian Lender to Borrower's Permitted Canadian Subsidiaries.

"DLL Canadian Lender" means whichever of (i) DLL or (ii) any Affiliate of DLL shall be the lender under any Canadian Subsidiary Credit Facility.

"Earnings Before Interest and Taxes, Depreciation and Amortization" for any fiscal period of Borrower means the net income of Borrower for such fiscal period, plus interest expense and provision for income taxes for such fiscal period, plus depreciation for such fiscal period, plus amortization and other non-cash charges for such fiscal period, minus non-recurring miscellaneous income and plus non-recurring miscellaneous expenses for

such fiscal period, all calculated in accordance with GAAP for all Borrower entities and their respective Consolidated Subsidiaries on a consolidated basis.

"Facility Outstandings" has the meaning set forth in Section 2.2 of this Schedule.

"Floorplan Collateral Coverage Reconciliation Reserve" means a reserve established by DLL in its Permitted Discretion against Excess Revolver Availability in respect of any Floorplan Collateral Coverage Reconciliation pursuant to clause (a) of the second sentence of Section 2.3 of this Agreement.

"Foreign Subsidiaries", for the purposes of Section 6 of the Loan Agreement and this Schedule, has the meaning set forth in Section 6.1.15, Additional Covenants, of this Schedules, subsection "Covenants Regarding Non-Borrower Foreign Subsidiaries".

"Identifiable Floorplan Inventory" means, as of any date, any Inventory of Borrower that (i) was purchased with the proceeds of a Floorplan Loan that has not yet matured and/or been repaid, (ii) is in Borrower's possession at a business location of Borrowers that is either owned or leased from a landlord that has executed a landlord waiver in favor of DLL and (iii) Borrower has established to Agent's satisfaction in its Permitted Discretion can be identified by Borrower as Inventory that satisfies the condition stated in the foregoing clause (i) and that is separate and distinct from all other similar Inventory of Borrower not purchased with the proceeds of a Floorplan Loan.

"Interest Paid" for any fiscal period of Borrower means the sum of (i) all regularly scheduled payments of interest due with respect to the Total Indebtedness of Borrower during such fiscal period plus (ii) all other interest actually paid by Borrower with respect to the Total Indebtedness of Borrower during such fiscal period.

"Overall Collateral Borrowing Base Amount" means, as of any date, an amount equal to (i) the Receivables Borrowing Base Amount as of such date, plus (ii) the least of (A) the sum of (x) the Inventory Value Borrowing Base Amount as of such date plus (y) sixty percent (60%) of the invoice price of Borrower's Identifiable Floorplan Inventory as of such date, (B) the Inventory Sublimit and (C) Inventory Percentage Sublimit, minus (iii) any Loan Reserves, excluding any and all applicable Floorplan Collateral Coverage Reconciliation Reserves, as of such date.

"Permitted Canadian Subsidiaries", for the purposes of Section 6 of the Loan Agreement and this Schedule, has the meaning set forth in Section 6.1.15 of this Schedule, Additional Covenants, subsection "Covenant Regarding Non-Borrower Canadian Subsidiaries".

"Permitted Foreign Subsidiaries", for the purposes of Section 6 of the Loan Agreement and this Schedule, has the meaning set forth in Section 6.1.15, Additional Covenants, of this Schedules, subsection "Covenants Regarding Non-Borrower Foreign Subsidiaries".

"Net Income" means, for any fiscal period of Borrower, the net income of Borrower for such fiscal period plus all other non-cash charges for such fiscal period, all calculated in accordance with GAAP for all Borrower entities and their respective Consolidated Subsidiaries on a consolidated basis.

"Revolving Credit Formula Borrowing Base Amount" has the meaning set forth in Section 2.2 of this Schedule.

"Total Indebtedness" at any date means the total aggregate amount of all Indebtedness of Borrower as of such date.

"Total Outstandings" has the meaning set forth in Section 2.2 of this Schedule.

(B) Amendment to Definition of Eligible Inventory. The definition of "Eligible Inventory" set forth in Section 1 of the Schedule titled "**DEFINITIONS**" is hereby amended and restated as follows:

"Eligible Inventory" means Inventory of Borrower, other than Floorplanned Inventory, which DLL, in its Permitted Discretion, deems Eligible Inventory, based on such considerations as DLL may from time to time deem appropriate. Without limiting the generality of the foregoing, no Inventory of Borrower shall be Eligible Inventory unless, in DLL's Permitted Discretion, such Inventory (i) consists of finished goods, in good, new and salable condition which are not obsolete or unmerchantable, and are not comprised of work in process, packaging materials or supplies; (ii) meets all standards imposed by any governmental agency or authority; (iii) conforms in all respects to the warranties and representations set forth herein; (iv) is at all times subject to DLL's duly perfected, first priority security interest; (v) [RESERVED]; (vi) is situated at a location in compliance with Section 5.16 hereof; (vii) is not perishable goods; (ix) is not Inventory consigned to or consigned by Borrower; (x) is not Inventory produced by Borrower under a licensing agreement with a third party; and (xi) was purchased by Borrower less than one hundred twenty (120) days ago.

(C) Amendments to Definition of Eligible Receivables. The definition of "Eligible Receivables" set forth in Section 1 of the Schedule titled "**DEFINITIONS**" is hereby amended as follows:

(i) clause (i) of such definition is hereby amended and restated as follows:

(i) the Account Debtor has failed to pay the Receivable within a period ending as of the earlier of ninety (90) days after invoice date or sixty (60) days after original due date, provided that, in the case of Receivables on which the Account Debtor is the United States federal government or a department or agency thereof, then no such Receivable shall be deemed to be ineligible due solely to the provisions of this clause (i) unless such Receivable remains unpaid more than one hundred twenty (120) days after invoice date or

ninety (90) days after original due date,

(ii) the paragraph regarding "HP Rebate Receivables" that was added to the end of the definition of Eligible Receivables pursuant to that certain First Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement dated as of December 5, 2008 by and between Borrower and DLL shall be permanently deleted, and clause (viii) of such definition is hereby amended and restated as follows:

(viii) Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower, provided that, DLL may in the exercise of its Permitted Discretion elect to permit any Receivable(s) that would otherwise be made ineligible by the provisions of this clause (viii) to be treated as Eligible Receivable(s) hereunder (subject to the remaining provisions of this definition) and to establish a reserve against the Revolving Credit Borrowing Base Amount equal to the amount of the applicable offset, contra, amount which is or may become owing from Borrower to such Account Debtor.

(iii) clause (xv) of such definition is hereby amended and restated as follows:

(xv) the amount thereof is not yet represented by an invoice or bill issued in the name of the applicable Account Debtor provided that, notwithstanding anything to the contrary, (x) unbilled Receivables arising out of weekly time sheets submitted by Borrower's consultant employees that have been placed with Borrower's customers but for which Borrower has not yet billed the applicable customers due to the timing of any applicable periodic billing cycle agreed upon by Borrower and such customers shall not be deemed to be ineligible solely due to the provisions of this clause (xv), but only to the extent (1) as to each such unbilled Receiveable, the consultants' time sheets for such unbilled Receivable have been approved and signed-off on by the applicable customer in accordance with Borrower's standard procedures with such customer, (2) as to each such unbilled Receiveable, not more than thirty-five (35) days shall have elapsed since the time the applicable time sheets as approved by the applicable customer underlying such unbilled Receivable were submitted by the consultants to DLL and (3) the aggregate amount of all such unbilled Receivables shall not exceed $3,000,000 (however, this proviso shall not apply with respect to any Receivable that is subject to a Lien in favor of Avenet, Inc. (successor in interest to MRA Systems, Inc.) ("Avnet") which is senior to the Liens of DLL in such Receivable pursuant to the terms of that certain Agreement Regarding Liens dated December 6, 2006 between DLL and Avnet) (but provided further that DLL shall establish Loan Reserves with respect to any unbilled Receivables treated as Eligible Receivables in accordance with the foregoing such that the effective Receivables Advance Rate on such Receivables is no more than seventy percent (70%) of the net amount of such Eligible Receivables) and (y) without limiting the generality of any of the provisions regarding Borrower's obligations to deliver Borrowing Base Certificates as provided for in Section 9.1(b) of the Schedule, Borrower shall provide a weekly schedule of all such

unbilled Receivables described in the foregoing clause (x) with each Borrowing Base Certificates;

(D) Amendment to Delete Certain Definitions. The definitions of "Eligible Receivables" and "Floorplan Borrowing Base Amount" set forth in Section 1 of the Schedule titled "**DEFINITIONS**" are hereby amended as follows:

"Excess Revolver Availability" Not Applicable.

"Floorplan Borrowing Base Amount" Not Applicable.

(E) Amendment to Increase Total Facility Amount. Section 2.1 of the Schedule titled "**TOTAL FACILITY**" is hereby amended and restated as follows:

The Total Facility amount shall be (i) from December 7, 2010 through January 31, 2011, Forty Million Five Hundred Ninety Thousand Dollars ($40,590,000) and (ii) at all times from and after February 1, 2011, Thirty Two Million Dollars ($32,000,0000).

(F) Amendments to Modify Certain Provisions Regarding Revolving Credit Commitments and Floorplan Commitments. Section 2.2 of the Schedule titled "**LOANS**" is hereby amended as follows:

(i) In Section 2.2 of the Schedule titled "**LOANS**", the first two paragraphs of the subsection entitled "Revolving Credit Loans" shall be amended and restated as follows:

Revolving Credit Loans: A revolving line of credit consisting of loans made to Borrower against Borrower's Eligible Receivables and against Borrower's Eligible Inventory (collectively, the "Revolving Credit Loans") in an aggregate outstanding principal amount not to exceed as of any date the lesser of (a) or (b) below (the "Revolving Credit Borrowing Base Amount"), subject to the overall credit limit specified in this Section 2.2 below:

(a) the amount equal to (x) from December 7, 2010 through January 31, 2011, Forty Million Five Hundred Ninety Thousand Dollars ($40,590,000) and (y) at all times from and after February 1, 2011, Thirty Two Million Dollars ($32,000,0000) *minus* the outstanding principal balance under any Canadian Credit Facility as of such date (provided that, to the extent the loans and advances of credit under any such Canadian Credit Facility are denominated in any currency other than US Dollars, the amount of the principal balance outstanding under such Canadian Credit Facility as of any date shall be the actual amount outstanding as of such date in the applicable currency as converted into the US Dollar

equivalent thereof based on prevailing market currency exchange rates as of such date) (the "Revolving Credit Limit"), less any Loan Reserves, or

(b) the sum (the "Revolving Credit Formula Borrowing Base Amount") of:

(i) an amount (the "Receivables Borrowing Base Amount") equal to eighty-five percent (85%) (the "Receivables Advance Rate") of the net amount of Eligible Receivables; plus

(ii) an amount (the "Inventory Borrowing Base Amount") not to exceed the lesser of:

(A) An amount (the "Inventory Value Borrowing Base Amount") equal to forty percent (40%) (the "Inventory Advance Rate") of the value of Borrower's Eligible Inventory (including all Floorplan Inventory that is also Borrowing Base Inventory), calculated at the lower of cost or market value and determined on a first-in, first-out basis,

(B) Six Million Dollars ($6,000,000) (the "Inventory Dollar Sublimit"), or

(C) twenty-five percent (25%) of the sum of (x) the Receivables Borrowing Base Amount, plus (y) the Inventory Value Borrowing Base Amount plus (z) sixty percent (60%) of the invoice price of Borrower's Identifiable Floorplan Inventory as of such date ("Inventory Percentage Sublimit"); less

(iii) any Loan Reserves, including any and all applicable Floorplan Collateral Coverage Reconciliation Reserves.

DLL acting in its Permitted Discretion shall have the right at all times and from time to time (i) to establish, increase or decrease Loan Reserves against the Revolving Credit Borrowing Base Amount as provided for in the definition of Loan Reserves and/or as otherwise provided for in the Agreement and/or (ii) to reduce the advance rates under the Revolving Credit Borrowing Base Amount with respect to Eligible Receivables and/or Eligible Inventory or restore such advance rates at any level equal to or below the advance rates set forth above and/or (iii) (without limiting the generality of the first sentence of the definition of Eligible Receivables or the first sentence of the definition of Eligible Inventory) impose additional restrictions (or eliminate the same) for or tighten or make more restrictive any standards of eligibility set forth in the definition of Eligible

Receivables and/or Eligible Inventory.

DLL shall have the option to obtain appraisals of Borrower's Inventory from time to time in the exercise of its sole discretion. Notwithstanding anything to the contrary contained in Section 8.1(a), clause (i) of this Agreement, Borrower shall reimburse DLL for its costs and expenses in connection with one such appraisal per calendar year; provided that, after the occurrence and during the continuance of any Event of Default, Borrower shall reimburse DLL for the costs and expenses of any additional Inventory appraisals which DLL may elect to obtain in the exercise of its Permitted Discretion and further provided that nothing contained in the provisions of this sentence shall limit DLL's right or ability to conduct any Inventory appraisals at its own expense or to limits DLL's rights under Section 9.1(a) of this Agreement to conduct (or have its agents or auditors conduct) examinations and audits of the Collateral. Without limiting the generality of any other provision of this Agreement, including the provisions hereof regarding Loan Reserves, to the extent any Inventory appraisal obtained by DLL shall reflect a value for Borrower's Inventory that in DLL's Permitted Discretion does not support the Inventory Advance Rate then in effect, DLL may reduce such Inventory Advance Rate as it shall deem necessary in its Permitted Discretion.

(ii) In Section 2.2 of the Schedule titled "**LOANS**", the first paragraph of the subsection entitled "Floorplan Loans" shall be amended and restated as follows:

Floorplan Loans: A floorplan line of credit consisting of loans made to Borrower against Floorplanned Inventory ("Floorplan Loans") of Borrower in an aggregate principal amount not to exceed as of any date the amount equal to (x) from December 7, 2010 through January 31, 2011, Forty Million Five Hundred Ninety Thousand Dollars ($40,590,000) and (y) at all times from and after February 1, 2011, Thirty Two Million Dollars ($32,000,0000) *minus* the outstanding principal balance under any Canadian Credit Facility as of such date (provided that, to the extent the loans and advances of credit under any such Canadian Credit Facility are denominated in any currency other than US Dollars, the amount of the principal balance outstanding under such Canadian Credit Facility as of any date shall be the actual amount outstanding as of such date in the applicable currency as converted into the US Dollar equivalent thereof based on prevailing market currency exchange rates as of such date) ("Maximum Floorplan Amount") less the aggregate amount of any open approvals given by DLL to any Vendor of Floorplanned Inventory that are outstanding as of such date. No individual Floorplan Loan shall exceed one hundred percent (100%) of the Vendor's invoice price for the applicable Floorplanned Inventory financed through such Floorplan Loan.

(iii) In Section 2.2 of the Schedule titled "**LOANS**", the subsection entitled "Overall Credit Limit" shall be amended and restated as follows:

Overall Credit Limit:

Total Facility Limit. Subject to Section 9.11 of the Agreement, in no event may the amount of (i) the sum of (x) the Revolving Credit Loan as of such date plus (y) the Floorplan Loans as of such date plus (z) the aggregate amount of any open approvals given by DLL to any Vendor of Floorplanned Inventory that are outstanding as of such date (such amount the "Facility Outstandings") *minus* (ii) the outstanding principal balance under any Canadian Credit Facility as of such date (provided that, to the extent the loans and advances of credit under any such Canadian Credit Facility are denominated in any currency other than US Dollars, the amount of the principal balance outstanding under such Canadian Credit Facility as of any date shall be the actual amount outstanding as of such date in the applicable currency as converted into the US Dollar equivalent thereof based on prevailing market currency exchange rates as of such date) (such amount, the "Total Outstandings") exceed the Total Facility, and no Revolving Credit Loan or Floorplan Loan shall be made if, after giving effect to such Revolving Credit Loan or Floorplan Loan, the provisions of this sentence would be violated. If, notwithstanding the forgoing, at any time the amount of the Total Outstandings does exceed the Total Facility, such excess (which shall be an Obligation secured by the Collateral) shall be treated as an Overloan subject to all the provisions of Section 2.3 of this Agreement and any other provisions of this Agreement dealing with Overloans.

Overall Collateral Coverage Sublimit. Notwithstanding anything to the contrary provided for in any other provision of this Agreement, no Revolving Credit Loan or Floorplan Loan shall be funded and no Floorplan Loan approval will be issued to Vendors if after giving effect to such Loan or approval, the aggregate amount of the Facility Outstandings on the date such Loan is funded or approval is issued would exceed the Overall Collateral Borrowing Base Amount as of such date. For the avoidance of any doubt, (i) nothing contained in the foregoing shall limit or contradict any of the provisions of Section 2.3 of this Agreement and (ii) if, notwithstanding the forgoing, at any time the amount of the Facility Outstandings does exceed Revolving Credit Formula Borrowing Base Amount, such excess (which shall be an Obligation secured by the Collateral) shall be treated as an Overloan subject to all the provisions of Section 2.3 of this Agreement and any other provisions of this Agreement dealing with Overloans.

(G) Amendment to Require Quarterly Testing of Positive Net Income Covenant. Section 6.1.1.3 of the Schedule titled "**Financial Covenants**" is hereby amended by amending and restating the subsection thereof titled "Positive Annual Net Income" as follows.

Positive Net Income. Borrower shall maintain a positive Net Income as measured at the end of each fiscal quarter of Borrower (beginning with Borrower's fiscal quarter ending November 30, 2008) for the trailing twelve (12) month fiscal measurement period ending as of the last day of such fiscal quarter.

(H) Amendment to Add EBITDA to Interest Expense Covenant. Section 6.1.1.3 of the Schedule titled "**Financial Covenants**" is hereby amended by adding the following new

paragraph to the end thereof.

Earnings Before Interest and Taxes, Depreciation and Amortization/Interest Paid. Borrower shall maintain a ratio of (x) the sum of Earnings Before Interest and Taxes, Depreciation and Amortization for the applicable financial measurement period to (y) Interest Paid for the applicable financial measurement period of not less than 3.50 to 1.00 tested as of the end of each fiscal quarter for the rolling four fiscal quarter period ending as of such covenant testing date.

(I) Amendment to Amend and Restate Covenant Regarding Indian/Foreign Subsidiaries. Section 6.1.15 of the Schedule entitled "**Additional Covenants**" is hereby amended by (i) amending and restating the subsection entitled "Covenants Regarding Non-Borrower Subsidiary – Aviance Software (India) Pvt. Ltd." and (ii) adding new subsections entitled "Covenant Regarding Non-Borrower Canadian Subsidiaries" and "Covenant Regarding New Subsidiaries" to the end thereof, in each case as follows:

Covenants Regarding Non-Borrower Foreign Subsidiaries.

For purposes of this covenant and any other covenant in Section 6 of this Loan Agreement and this Schedule, a "Foreign Subsidiary" shall mean a Subsidiary organized under the laws of a jurisdiction outside of the United States or Canada and "Permitted Foreign Subsidiary" shall mean, collectively, MauritiusCo and Emtec India (each as defined below) and any other Foreign Subsidiaries hereafter created, formed or acquired by Borrower and its Subsidiaries in accordance with the paragraph titled "Covenant Regarding New Subsidiaries" in this Section 6.1.15 of this Schedule below. Borrower represents and warrants and covenants that: (i) the only direct and indirect Foreign Subsidiaries of Borrower as of December 7, 2010 consist of (1) Emtec Services Mauritius ("MauritiusCo"), a company organized under the laws of Mauritius and a direct wholly-owned subsidiary of Emtec Global Services LLC ("Emtec Global"), and (2) Emtec Software India Private Limited (formerly known as Aviance Software India Pvt, Ltd.) ("Emtec India"), a private limited company organized under the laws of India and a direct wholly-owned Subsidiary of MauritiusCo, (ii) MauritiusCo does not and will not conduct any business other than the business of acting as an intermediate foreign holding company owing all of the capital stock and other equity interest of Emtec India and any other Permitted Foreign Subsidiaries of Borrower that may hereafter be created, formed or acquired by Borrower in accordance with the terms of this Agreement) and MauritiusCo does not and will not have any significant or material assets other than the capital stock and other equity interests of such Permitted Foreign Subsidiaries, (iii) the current and issued and outstanding capital stock and other equity interests in MauritiusCo as of December 7, 2010 consists of 377,799 shares of common stock issued to Global Services, (iv) Emtec India does not and will not conduct any business other than the business of providing back office support, IT products, services and consulting to Emtec Global and the other Borrower entities and their direct and indirect Subsidiaries and also directly to third party clients and (v) the current and issued and outstanding capital stock and other

equity interests in Emtec India as of December 7, 2010 consists of 76,717 shares of common stock issued to MauritiusCo and one share issued to Emtec Global.

Without limiting the generality of any other provisions of this Agreement (specifically including without limitation Section 6.2.2, 6.2.1 and 6.2.12), no Borrower entity shall make any intercompany loans or capital contributions or investments, or otherwise transfer any assets of any kind (including sales or transfers of inventory) to or engage in any other transactions of any kind with any direct or indirect Foreign Subsidiary (excluding any Permitted Foreign Subsidiary that shall become a Borrower entity hereunder) without the prior written consent of DLL, except that notwithstanding anything to the contrary provided for in Section 6.2.2 and 6.2.12, in each fiscal year, Borrower entities may transfer up to $300,000 in the aggregate for such fiscal year in moneys or assets to MauritiusCo (whether as capital contributions, intercompany loans and/or such other transactions as Borrower may elect in its discretion) to be used (either directly by MauritiusCo and indirectly by Emtec India and/or any other Permitted Foreign Subsidiaries of MauritiusCo after the further transfer thereof from MauritiusCo to such Permitted Foreign Subsidiaries) to fund the business operations and activities of MauritiusCo and its Permitted Foreign Subsidiaries, but only to the extent that prior to making any such transfer, Borrower shall give DLL prior written notice thereof, which such notice shall include the amount of such transfer and a reasonably detailed description of the purpose of such transfer. The provisions of this paragraph shall supersede any contrary provisions regarding the ability of Borrower to request and use the proceeds of Revolving Credit Loan on behalf of MauritiusCo set forth in that certain letter from DLL to Borrower dated March 30, 2010 (the "2010 Foreign Restructuring Consent Letter"); provided that, nothing in this paragraph shall supersede or contradict the consent granted in the 2010 Foreign Restructuring Consent Letter for Borrower to provide funds to MauritiusCo and/or Emtec India to fund a one-time aggregate acquisition of assets by Emtec India from an unrelated Indian Entity as previously informally described by Borrower to DLL as further described and provided for in the 2010 Foreign Restructuring Consent Letter (which such investment shall not be included when calculating Borrower's compliance with the provisions of this paragraph for fiscal year 2010).

Covenant Regarding Non-Borrower Canadian Subsidiaries.

For purposes of this covenant and any other covenant in Section 6 of this Loan Agreement and this Schedule, "Canadian Subsidiary" shall mean a Subsidiary organized under the laws of the federal laws of Canada or under the laws of a province or territory of Canada and "Permitted Canadian Subsidiary" shall mean, collectively, Emtec Infrastructure Canada (as defined below) and any other Canadian Subsidiaries hereafter created, formed or acquired by Borrower and its Subsidiaries in accordance with the paragraph titled "Covenant Regarding New Subsidiaries" in this Section 6.1.15 of this Schedule below. Borrower represents and warrants and covenants that: (i) the only direct and indirect Canadian Subsidiaries of Borrower as of December 7, 2010 is Emtec Infrastructure Services Canada Corporation, a corporation organized under the federal laws of Canada

("Emtec Infrastructure Canada"), (ii) Emtec Infrastructure Canada is involved in and conduct businesses substantially similar to those conducted, and (iii) the current and issued and outstanding capital stock and other equity interests in Emtec Infrastructure Canada as of December 7, 2010 consists of 1,000 common shares issued to Emtec Infrastructure Services Corporation, a Borrower entity and Delaware corporation ("Emtec Infrastucture DE").

Without limiting the generality of any other provisions of this Agreement (specifically including without limitation Section 6.2.2, 6.2.1 and 6.2.12), no Borrower entity shall make any intercompany loans or capital contributions or investments, or otherwise transfer any assets of any kind (including sales or transfers of inventory) to or engage in any other transactions of any kind with any direct or indirect Canadian Subsidiary (excluding any Permitted Canadian Subsidiary that shall become a Borrower entity hereunder) without the prior written consent of DLL, except that notwithstanding anything to the contrary provided for in Section 6.2.2 and 6.2.12, Borrower entities may in moneys or assets to and/or make payments to DLL for the benefit of (whether as capital contributions, intercompany loans and/or such other transactions as Borrower may elect in its discretion) as may be required under the terms of the Canadian Guaranty.

Covenant Regarding New Subsidiaries.

Without contradicting or limiting the generality of any other section of the Loan Agreement or this Schedule, including without limitation Section 6.2.1 or 6.2.2, Borrower shall not, nor shall Borrower permit any Subsidiary (including any Foreign Subsidiary) of Borrower to, create, form or acquire by any means (including by purchase of any equity interests therein or by merger or consolidation or amalgamation therewith) any new Subsidiary (regardless of whether such Subsidiary is a Foreign Subsidiary or is organized under the laws of a jurisdiction in the United States or Canada) without the prior written consent of DLL.

(J) Amendment to Amend and Restate Provisions Regarding Permitted Guarantees. Section 6.2 of the Schedule entitled "**Negative Covenants**" is hereby amended by (i) deleting the subsection thereof entitled "**Existing Guarantees as of the Closing Date** (Section 6.2.5)" and (ii) replacing such subsection with the following:

Permitted Guarantees (Section 6.2.5):

Existing Guarantees as of the Closing Date: NONE

Canadian Guaranty. Borrower may incur guaranty obligations and other related credit support obligations in favor of DLL with respect to any Indebtedness now and/or at any time hereafter owing to the DLL Canadian Lender by any Canadian Subsidiaries under any Canadian Credit Facility, including the Guaranty obligations of Borrower under that certain

Guaranty and Suretyship Agreement dated as of December 7, 2010 executed by Borrower in favor of DLL and its Affiliates.

(K) Amendment to Amend and Restate Capital Expenditures Covenant. Section 6.2.10 of the Schedule entitled "**Capital Expenditures**" is hereby amended and restated as follows:

Capital Expenditures (Section 6.2.10).

Borrower and its Subsidiaries shall not make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrower and its Subsidiaries for the rolling four fiscal quarter period ending with the fiscal quarter in which the proposed Capital Expenditure is to be made would exceed Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000); provided that, for purposes of determining Borrower's compliance with the provisions of this Section 6.2.10, all Capital Expenditures made by Borrower in connection with any acquisition of the equity interests issued by or a substantial portion of the assets of any other Person that has been expressly consented to in writing by DLL shall be excluded. If from time to time more than one Person is named as the Borrower above, or hereafter becomes a Borrower hereunder by means of a joinder, amendment or other modification hereto, compliance with the provisions of Section 6.2.10 of the Agreement shall be computed on a consolidated basis for all Borrower entities taken as a whole.

(L) Amendment to Clarify Reporting Requirements. Notwithstanding the references in Sections 9.1(e), 9.1(f) and 9.1(g) to the "consolidated and consolidating financial statements for Borrower and its Consolidated Subsidiaries", Borrower shall be deemed to be in compliance with the provisions of the requirements of such sections to the extent Borrower shall deliver (x) consolidated financial statements for Borrower and its Consolidated Subsidiaries as and when required by each such section and (y) separate financial statements for (1) the Canadian Subsidiaries of Borrower on a consolidated basis and (2) Borrower and its Foreign Subsidiaries on a consolidated basis, in each such case as and when required by each such section.

(M) Amendment to Extend the Term. Section 9.2 of the Schedule entitled "Term" is hereby is hereby amended by amending and restating Section 9.2 as follows:

> The term of this Agreement shall be from the Closing Date through and including December 7, 2012 (the "Term"), unless earlier terminated as provided in Section 7 or 9.2 above or elsewhere in this Agreement.

(N) Correction of Federal Tax ID # of Emtec Global Services, LLC. The parties hereto acknowledge that the correct federal tax ID# for Emtec Global is 26-4225820, and to the extent any reference in any Loan Document executed prior to this Amendment shall reflect a different federal tax ID #, such reference is hereby deemed corrected.

4. **Amendment to Emtec Global Pledge, Aveeva Pledge and Emtec Parent Pledge.**

(A) To reflect DLL's agreement pursuant to the 2010 Foreign Restructuring Consent Letter to releases any pledge of any equity interests of Emtec India under the Collateral Pledge Agreement dated December 5, 2008 made by Emtec Global in favor of DLL (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the "**Emtec Global Pledge**") and the Loan and Security Agreement, DLL and Borrower (including Emtec Global) hereby agree that (i) Emtec India shall not be treated as an "Issuer" under the Emtec Global Pledge and (ii) Schedule I to the Emtec Global Pledge shall be amended and restated as set forth in **Exhibit I** attached hereto. DLL agrees to cooperate with the Borrowers to take any further actions necessary under applicable law to release any pledge of equity interests of Emtec India under Emtec Global Pledge.

(B) To reflect DLL's agreement pursuant to the 2010 Foreign Restructuring Consent Letter to releases any pledge of any equity interests of Emtec India under the Collateral Pledge Agreement dated December 5, 2008 made by Aveeva in favor of DLL (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the "**Aveeva Pledge**") and the Loan and Security Agreement, DLL and Borrower (including Aveeva) hereby agree that the Aveeva Pledge is hereby terminated. DLL agrees to cooperate with the Borrowers to take any further actions necessary under applicable law to release any pledge of equity interests of Emtec India under the Aveeva Pledge.

(C) Notwithstanding anything to the contrary provided for in the Loan and Security Agreement or the Emtec Global Pledge: (i) unless and until DLL shall exercise its rights under the following clause (ii), Emtec Global shall not be required to pledge or grant a lien or security interest in, and neither the "Collateral" under the Loan and Security Agreement nor the "Pledged Collateral" under the Emtec Global Pledge shall include, any of Emtec Global's equity interests or capital stock in MauritiusCo, and (ii) at any time in its sole and absolute discretion, DLL may, by written notice to the Borrower, exercise its rights under this clause (ii) and require that Emtec Global pledge and grant a continuing, first priority lien and security interest to DLL to secure the Obligations in all of Emtec Global's right, title and interest in and to all of the equity interests and capital stock in MauritiusCo (and all "Pledged Collateral" as defined in the Emtec Global Pledge relating thereto) and all proceeds the foregoing, subject only to the limitations set forth in the final paragraph of Section 3.1 of the Loan and Security Agreement and Section 1 of the Emtec Global Pledge with respect to pledges and liens on the "Voting Capital Stock" (as defined in the Emtec Global Pledge) of non-United States Subsidiaries (all of such right, title and interest, subject to such limitations, the "**MauritiusCo Collateral**"). Upon the giving of any notice by DLL exercising its rights under clause (ii) of the foregoing sentence, then, immediately and automatically: (1) Emtec Global shall be deemed to have pledged and granted such a continuing, first priority lien and security interest to DLL to secure the payment and performance of the Obligations when due in all of Emtec Global's right, title and interest in and to the MauritiusCo Collateral (taking into account the limitations set forth in the final paragraph of Section 3.1 of the Loan and Security Agreement and Section 1 of the Emtec Global Pledge referenced above), (2) all of Emtec Global's right, title and interest in and to the MauritiusCo Collateral (taking into account the limitations set forth in the final paragraph of Section 3.1 of the Loan and Security Agreement and Section 1 of the Emtec Global Pledge referenced above) shall be deemed to be included in the "Collateral" under the Loan and

Security Agreement and the "Pledged Collateral" under the Emtec Global Pledge, (3) MauritiusCo shall be deemed to be an "Issuer" under the Emtec Global Pledge, (4) Schedule 1 to the Emtec Global Pledge shall be deemed amended to include all of MauritiusCo Collateral and (5) Emtec Global shall promptly take all actions, including executing and delivering any amendment to the Emtec Global Pledge, delivering any applicable and appropriate stock certificates and stock powers and/or causing MauritiusCo to execute and deliver any pledge acknowledgements, which DLL may reasonably request to give effect to and/or confirm the provisions of this sentence

(D) Upon the effectiveness of this Amendment as provided for in Section 5 hereof below,: (1) Emtec Parent shall be deemed to have pledged and granted such a continuing, first priority lien and security interest to DLL to secure the payment and performance of the Obligations when due in all of Emtec Parent's right, title and interest in and to all of the capital stock and equity interests issued by Emtec Infrastructure DE (collectively, the "**Emtec Infrastructure DE Equity**"), (2) all of Emtec Parent's right, title and interest in and to the Emtec Infrastructure DE Equity shall be deemed to be included in the "Collateral" under the Loan and Security Agreement and the "Pledged Collateral" under the Collateral Pledge Agreement dated December 5, 2008 made by Emtec Parent in favor of DLL (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the "**Emtec Parent Pledge**"), (3) Emtec Infrastructure DE shall be deemed to be an "Issuer" under the Emtec Parent Pledge, (4) Schedule 1 to the Emtec Parent Pledge shall be amended and restated as set forth in **Exhibit II** attached hereto include all of Emtec Infrastructure DE Equity and (5) Emtec Parent shall promptly take all actions, including executing and delivering any amendment to the Emtec Parent Pledge, delivering any applicable and appropriate stock certificates and stock powers and/or causing Emtec Infrastructure DE to execute and deliver any pledge acknowledgements, which DLL may reasonably request to give effect to and/or confirm the provisions of this sentence

5. Effectiveness Conditions. This Amendment shall be effective upon the satisfaction of the following conditions (any and all Loan Documents, agreements, documents, contracts, certificates, authorizing resolutions, etc. required to be delivered below must be satisfactory in form and substance, and on terms and conditions acceptable to, DLL and its counsel in their Permitted Discretion) (the "**Effectiveness Conditions**"):

(A) execution and delivery of this Amendment by all parties hereto;

(B) execution and delivery by Borrower (including all Joining Borrowers) to DLL of (i) an Amended and Restated Secured Revolving Credit Note in the maximum principal amount of $40,590,000 and (ii) an Amended and Restated Secured Floorplan Loan Note in the maximum principal amount of $40,590,000;

(C) Execution and delivery to DLL by each of Emtec Infrastructure DE and Emtec Federal, Inc. of a Collateral Pledge Agreement pursuant to which such Borrower entity shall pledge and grant a security interest in favor of DLL in all of the equity interests of their respective Subsidiaries, subject to the limitations of Section 3.1 of the Loan and Security Agreement (as amended hereby) regarding the extent of DLL's liens in the Voting Capital Stock of foreign

Subsidiaries, to secure the Obligations of Borrower owing to DLL, and execution and delivery to DLL by each Subsidiary of Emtec Infrastructure DE and Emtec Federal, Inc. of a Pledge Acknowledgement in the form of Exhibit A attached to each such respective Collateral Pledge Agreement;

(D) Delivery to DLL of a certificate of the secretary or assistant secretary of each Joining Borrower: (i) certifying the name, title and signature of the officer of such Joining Borrower executing this Amendment and/or any other related instrument, document or agreement on behalf of such Joining Borrower, (ii) certifying full and complete copies of the certificate/articles of incorporation and bylaws (including all amendments thereto) of such Joining Borrower as in effect on the date of such certificate as attached thereto (and each such certificate/articles of incorporation provided under this clause (ii) shall be a certified copy recently provided by the appropriate governmental official in such Joining Borrower's jurisdiction of organization), (iii) the good standing of such Joining Borrower in its jurisdiction of organization and attaching a recent good standing certificate issued by the appropriate governmental official in such jurisdiction and (iv) a copy of the resolutions and/or written actions or consents of the boards of directors of such Joining Borrower authorizing and/or ratifying the execution of this Amendment and/or any other related instrument, document or agreement (including the Amended and Restated Secured Revolving Credit Note, Amended and Restated Secured Floorplan Loan Note) and the performance of the transactions contemplated hereby and thereby;

(E) Receipt and review by DLL of such lien searches (including at DLL's option in its sole discretion Uniform Commercial Code financing lien searches, judgments and state and federal tax lien searches) against each Joining Borrower showing no Liens on the Collateral of each Joining Borrower (other than Liens permitted under the Loan Documents);

(F) Delivery to DLL of all stock certificates/equity certificates for each Joining Borrower, each accompanied by an appropriate stock power or other instrument of transfer executed in blank; and

(G) Payment by Borrower of all reasonable fees, costs and expenses (including without limitation any and all reasonable legal fees and expenses) incurred by DLL in the negotiation, preparation and execution of this Amendment. Borrower hereby authorizes DLL to charge the Borrower's revolving loan account with the amount of all such costs and expenses of DLL in satisfaction thereof, and requests that DLL make one or more Revolving Credit Loan(s) on or after the date hereof in an aggregate amount equal to the total amount of all such costs and expenses, and that DLL disburse the proceeds of such Revolving Credit Loan(s) in satisfaction thereof.

6. Post Closing Covenants. Borrower acknowledges that as an accommodation to Borrower, DLL has agreed to close on this Amendment, and to have this Amendment become effective, upon the satisfaction of only the Effectiveness Conditions set forth in Section 5 hereof, without the prior satisfaction of other conditions that DLL would otherwise require as conditions precedent to the effectiveness of this Amendment. Therefore, in consideration of this agreement and accommodation by DLL, Borrower hereby covenants and agrees Borrower shall cause each of the

conditions and covenants set forth in this Section 5 below (the "**Post Closing Covenants**") to be fully satisfied and performed to the satisfaction of DLL and its counsel in their Permitted Discretion by the respective deadlines set forth in this Section 6. Borrower specifically acknowledges and agrees that: (i) in the event that any one or more of the Post Closing Covenants is not fully satisfied and performed to the satisfaction of DLL and its counsel in their Permitted Discretion by the applicable deadline therefor set forth in this Section 6, an immediate and automatic Event of Default shall be deemed to have occurred under the Loan and Security Agreement and in consequence thereof, DLL shall immediately and automatically become entitled to exercise all of the rights and remedies available to DLL under the Existing Loan Documents (or any future Loan Documents that may hereafter be executed and delivered by the parties hereto), at law and in equity as a consequence of such an occurrence of such Event(s) of Default under the Loan and Security Agreement (specifically including without limitation all rights and remedies described in Section 7.2 of the Loan and Security Agreement) and (ii) without limiting the generality of the foregoing, in the event that any one or more of the following Post Closing Covenants is not fully satisfied and performed to the satisfaction of DLL and its counsel in their Permitted Discretion by the applicable deadline therefor set forth in this Section 6, under no circumstances whatsoever shall any Loans of any kind be made based on any Floorplanned Inventory and/or Receivables of any Joining Borrower, even if DLL acting in its sole and absolute discretion shall elect to make any Loans of any kind in respect of the assets of any of the other Borrower entities despite the existence of the Event(s) of Default that will automatically arise under the preceding clause (i) as a result of Borrower's failure to satisfy and perform any of the Post Closing Covenants. The Post Closing Covenants are as follows:

(A) No later than December 31, 2010, Borrower shall cause the following Post-Closing Conditions to be satisfied:

(i) Delivery to DLL of the monthly financial statements and compliance certificates required under subparagraphs (e) and (j) of Section 9.1(b) of the Schedule for the month of September 2010;

(ii) Delivery to DLL of the monthly financial statements and Compliance Certificates required under subparagraphs (e) and (j) of Section 9.1(b) of the Schedule for the month of October 2010;

(iii) Delivery to DLL of the projected annual financial statements and operating budget required under subparagraph (h) of Section 9.1(b) of the Schedule for Borrower's fiscal year ending August 2011; and

(iv) Delivery to DLL of the pledged stock certificate(s)/equity certificate(s) for Emtec Infrastructure Canada, each accompanied by an appropriate stock power or other instrument of transfer executed in blank.

(B) No later than January 31, 2011, Borrower shall cause the following Post-Closing Conditions to be satisfied:

(i) Delivery to DLL of an updated Perfection Certificate with information

for all Borrower entities, including Joining Borrowers

(ii) Delivery to DLL of a certificate of the secretary or assistant secretary of each Borrower entity other than the Joining Borrowers: (i) certifying the name, title and signature of the officer of such Borrower entity executing this Amendment and/or any other related instrument, document or agreement on behalf of such Borrower entity, (ii) certifying either (z) that there has been no change to the certificate/articles of incorporation and bylaws (or other equivalent organizational documents) since the original closing on the Loan and Security Agreement on December 7, 2006 and that the certified copies of such Borrower entity's organizational documents as delivered to DLL at that time are still in full force and effect or (y) full and complete copies of the certificate/articles of incorporation and bylaws (including all amendments thereto) of such Borrower entity as in effect on the date of such certificate as attached thereto (and each such certificate/articles of incorporation provided under this clause (ii)(y) shall be a certified copy recently provided by the appropriate governmental official in such Borrower entity's jurisdiction of organization), (iii) the good standing of such Joining Borrower in its jurisdiction of organization and attaching a recent good standing certificate issued by the appropriate governmental official in such jurisdiction and (iv) a copy of the resolutions and/or written actions or consents of the boards of directors of such Borrower entity authorizing and/or ratifying the execution of this Amendment and/or any other related instrument, document or agreement (including the Amended and Restated Secured Revolving Credit Note, Amended and Restated Secured Floorplan Loan Note) and the performance of the transactions contemplated hereby and thereby;

(iii) Delivery to DLL by Borrowers of an opinion letter from Borrower's counsel addressing such matters regarding Joining Borrowers as DLL may require in its Permitted Discretion;

(iv) Delivery to DLL of certificates of insurance evidencing insurance coverage for each Joining Borrower satisfying the requirements for Joining Borrower under the Loan and Security Agreement;

(v) Delivery to DLL of a certificate signed by an appropriate officer of each Borrower entity (including each Joining Borrower): (i) certifying as true and complete an amended and restated Exhibit A to the Schedule setting forth the provisions regarding the representations and warranties as to each individual Borrower entity (including each Joining Borrower) as of the date of such Certificate (and upon delivery of such certificate, Exhibit A to the Schedule shall be deemed to have been amended and restated in its entirety in the form of such new Exhibit A delivered with such certificate), (ii) representing and warranting that as of the date of such certificate, and after giving effect to such amendment and restatement of Exhibit A to the Schedule, all warranties and representations made to DLL under the Loan and Security Agreement and all other Existing Loan Documents by Borrower (including each Existing Borrower and each Joining Borrower) are accurate in all material respects as though made on the date hereof, and specifically reaffirming and restating all of the representations and warranties required under Sections 6(B) through (D) of this Amendment below as to each Existing Borrower and each Joining Borrower as of the date of such certificate, and (iii) certifying that as of the date of such certificate, no Event of

Default, or event that with the passage of time or giving of notice or both will become an Event of Default, exists under the Loan and Security Agreement or any other Existing Loan Documents; and

(vi) Payment by Borrower of all reasonable fees, costs and expenses (including without limitation any and all reasonable legal fees and expenses) incurred by DLL in the documenting and coordinating the satisfaction of the Post Closing Conditions described in this Section 6(B). Borrower hereby authorizes the DLL to charge the Borrower's revolving loan account with the amount of all such costs and expenses of DLL in satisfaction thereof, and requests that DLL make one or more Revolving Credit Loan(s) on or after the date hereof in an aggregate amount equal to the total amount of all such costs and expenses, and that DLL disburse the proceeds of such Revolving Credit Loan(s) in satisfaction thereof.

(C) No later than March 31, 2011, Borrower shall cause the following Post-Closing Conditions to be satisfied:

(i) Establishment of appropriate Blocked Accounts for each Joining Borrower and execution and delivery of appropriate blocked account agreements with respect thereto by the applicable Borrower entities, DLL and the banks at which such Blocked Accounts will be maintained (provided that, if applicable, the provisions of this paragraph (J) may be satisfied by amending the Blocked Account agreements already in place between Borrower, DLL and the applicable bank(s) to include the new Blocked Accounts being established for each Joining Borrower); and

(ii) Payment by Borrower of all reasonable fees, costs and expenses (including without limitation any and all reasonable legal fees and expenses) incurred by DLL in the documenting and coordinating the satisfaction of the Post Closing Conditions described in this Section 6(C). Borrower hereby authorizes the DLL to charge the Borrower's revolving loan account with the amount of all such costs and expenses of DLL in satisfaction thereof, and requests that DLL make one or more Revolving Credit Loan(s) on or after the date hereof in an aggregate amount equal to the total amount of all such costs and expenses, and that DLL disburse the proceeds of such Revolving Credit Loan(s) in satisfaction thereof.

7. Representations and Warranties. Each Borrower entity (including each Joining Borrower) represents and warrants to DLL that:

(A) After giving effect to this Amendment (including the amendment and restatement of Exhibit A to the Schedule provided for in Section 2(K) above and the waivers specified in Section 1 above), all warranties and representations made to DLL under the Loan and Security Agreement and all other Existing Loan Documents as to Borrower are accurate in all material respects as though made on the date hereof (except to the extent any such representation and warranty was made only as of a specific, earlier date).

(B) Borrower has all requisite power and authority to execute and deliver the Amendment and each other document to be delivered in connection herewith to which it is a party (including the Amended and Restated Secured Revolving Credit Note, the Amended and Restated

Secured Floorplan Loan Note) and to perform all of its Obligations hereunder and under the Loan and Security Agreement and all other Existing Loan Documents as amended hereby and has not taken any steps to wind up, dissolve or otherwise liquidate its assets, and without limiting the generality of the foregoing, Joining Borrower has all such requisite power and authority to enter into and perform all of its obligations under this Amendment and the Loan and Security Agreement and all other Existing Loan Documents as amended hereby (including the Amended and Restated Secured Revolving Credit Note and Amended and Restated Secured Floorplan Loan Note) as provided for herein and particularly in Section 1 of this Amendment above.

(C) The execution and delivery by Borrower (specifically including Joining Borrower) of this Amendment, and the performance by it of the transactions herein contemplated (i) have been authorized by all necessary corporate action and (ii) do not and shall not constitute a violation of any applicable law or of Borrower's Articles or Certificate of Incorporation or By-Laws (or, if applicable, Certificate of Formation or Operating Agreement) or any other document, agreement or instrument to which such entity is a party or by which such entity or its assets are bound.

(D) Each of the Amendment, and any assignment, instrument, document, or agreement executed and delivered in connection herewith, and the Loan and Security Agreement and all other Existing Loan Documents as amended hereby, are the legal, valid and binding obligations of Borrower (specifically including Joining Borrower) enforceable against Borrower in accordance with its terms subject to the effect of any applicable bankruptcy, fraudulent transfer, moratorium, insolvency, reorganization or other similar laws affecting the rights of creditors generally and the effect of general principles of equity whether applied by a court of equity or law.

(E) Both immediately prior and after giving effect to this Amendment, after giving effect to the waivers provided for in Section 1 above, no Event of Default, or event that with the passage of time or giving of notice or both will become an Event of Default, exists under the Loan and Security Agreement or any other Existing Loan Documents.

8. Collateral.

(A) To secure the payment and performance of all of the Obligations when due (specifically including without limitation, all Canadian Guaranty Obligations), each Existing Borrower hereby reconfirms and restates its grant under the Loan and Security Agreement and the other Existing Loan Documents of a security interest and lien in favor of DLL and DLL Canadian Lender on all of its Collateral (including all Excess Cash Collateral), whether now owned or hereafter acquired, created or arising and wherever located. Each Existing Borrower hereby confirms and agrees that all security interests and liens granted under the Loan and Security Agreement and the other Existing Loan Documents to DLL and DLL Canadian Lender continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any Liens other than Permitted Encumbrances. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of DLL's and DLL Canadian Lender's security interest in and

liens upon the Collateral.

(B) Without limiting the generality of the joinder of Joining Borrowers into the Loan and Security Agreement as provided for in Section 1 of this Amendment above, each Joining Borrower hereby grants to DLL and DLL Canadian Lender to secure the payment and performance of all of the Obligations when due (specifically including without limitation, all Canadian Guaranty Obligations): (i) a first priority security interest (subject only to Permitted Encumbrances) in all of such Joining Borrower's now owned or hereafter acquired or arising Receivables, Chattel Paper, Commercial Tort Claims, Deposit Accounts (and all funds and monies from time to time on deposit therein), Documents, Equipment, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, life insurance policies, Trademarks, Copyrights, Licenses and Patents, all of such Joining Borrower 's money and cash, any and all property now or at any time hereafter in DLL's or DLL Canadian Lender's possession (including claims and credit balances and any and all Excess Cash Collateral), and all proceeds of the foregoing (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) and all Supporting Obligations, products, accessions and all books and records related to any of the foregoing and (ii) assigns, transfers and sets over to DLL and DLL Canadian Lender all of its right, title and interest, powers, privileges and other benefits of all leases, rental agreements and related documents entered into by such Joining Borrower with respect to any Equipment leased by such Joining Borrower as lessor or lessee together with all income, proceeds and other benefits thereof.

(C) Without limiting the generality of the foregoing paragraphs (A) and (B), Borrower (specifically including each Joining Borrower) acknowledges and agrees that the Obligations secured by the Collateral and the grants of security interests and liens in the Collateral by Borrower in favor of DLL and DLL Canadian Lender include all present and future loans, advances, debts, liabilities, obligations, covenants, duties and indebtedness at any time owing by Borrower to DLL or DLL Canadian Lender, whether evidenced by the Loan and Security Agreement, the Canadian Guaranty, any note or other instrument or document or otherwise, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by DLL in Borrower's debts owing to others), absolute or contingent, due or to become due, and that the foregoing would include any such debts, liabilities, obligations and indebtedness owing to DLL from Borrower in connection with any operating or capital lease.

9. <u>Ratification of Loan Documents</u>. Except as otherwise expressly set forth herein, all of the terms and conditions of the Loan and Security Agreement and the other Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan and Security Agreement shall mean the Loan and Security Agreement as modified by this Amendment. Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan and Security Agreement. Accordingly, it shall be an Event of Default under the Loan and Security Agreement if (i) any representation or warranty made by Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) Borrower shall fail to perform or observe any term,

covenant or agreement contained in this Amendment.

A. Confirmation of Indebtedness. Borrower hereby acknowledges and confirms that as of the close of business on November 30 , 2010, Borrower is indebted to Lender, without defense, setoff, claim or counterclaim under the Loan Documents, in the aggregate principal amount of $33,284,093.49, comprised of (a) $19,446,527.07 with respect to Revolving Credit Loans and (b) $13,837,566.42, with respect to the Floorplan Loan. Borrower hereby confirms and agrees that the foregoing Obligations, together with all other Obligations (whether representing outstanding principal, accrued and unpaid interest, accrued and unpaid fees or any other Obligations of any kind or nature) currently owing by Borrower under the Loan and Security Agreement and the other Loan Documents, as reflected in the books and records of DLL as of the date hereof, are absolutely and unconditionally and jointly and severally owing from and payable by Borrower, and Borrower is jointly and severally indebted to DLL with respect thereto, all without any set-off, deduction, claim, counterclaim or defense of any nature.

B. **Release.** Borrower acknowledges and agrees that it has no actual or potential claim or cause of action against DLL relating to the Loan and Security Agreement or any other Loan Document and/or the Obligations arising thereunder or related thereto, in any such case arising on or before the date hereof. As further consideration for the consents, amendments set forth herein, Borrower hereby waives and releases and forever discharges DLL and its past and present officers, directors, attorneys, agents, professionals and employees (all collectively the "Released Parties") from any liability, damage, claim, loss or expense of any kind that Borrower had, may now have or may hereafter have against any one or more of the Released Parties arising out of or relating to (a) this Amendment (and any documents, agreements being executed in connection herewith), the Loan and Security Agreement, or any other Loan Document, (b) any and all Loans or other extensions of credit made thereunder through the date hereof, (c) any other Obligations heretofore made and/or outstanding under the Loan and Security Agreement or any other Loan Document, (d) any transactions pursuant to or contemplated by or arising from or entered into in connection with this Amendment (and any documents, agreements being executed in connection herewith), the Loan Agreement, any other Loan Documents, any such Loans or extensions of creditor or any other Obligation and/or (e) any action (or failure to act) taken (or, as applicable, not taken or taken only after any delay or after satisfaction of any conditions) by any of the Released Parties either in connection with any of the foregoing, or as contemplated by the Loan and Security Agreement or by any Loan Documents, or in connection with the negotiation or administration of the Loan and Security Agreement, this Amendment (and any documents, agreements being executed in connection herewith) or any other Loan Document, in each such case to the extent such liability, damage, claim, loss or expense arises out of an event or circumstance that has occurred, arisen or is in existence as of the date hereof.

10. Governing Law. **THIS AGREEMENT, AND ALL MATTERS RELATING HERETO AND ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), INCLUDING WITHOUT LIMITATION ENFORCEMENT OF THE OBLIGATIONS, SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE**

COMMONWEALTH OF PENNSYLVANIA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Without limiting the generality of the joinder of Joining Borrowers as provided for in Section 1 of this Amendment above, each Borrower specifically acknowledges that the provisions of Section 9.26 of the Loan and Security Agreement regarding consent to jurisdiction and service of process are incorporated herein by reference.

11. WAIVER OF JURY TRIAL. **DLL AND BORROWER EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AMENDMENT; (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN DLL AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF DLL OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH DLL OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.**

12. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile or other electronic transmission (including email transmission of a PDF copy of any signature) shall bind the parties hereto.

13. Joint and Several Obligations of Borrower. If more than one Person is named as the “Borrower” above, or hereafter becomes a “Borrower” hereunder by means of a joinder, amendment or other modification hereto or to the Loan and Security Agreement, then all references herein to “Borrower” shall be deemed to be a joint and several reference to each and every such Borrower entity and/or to any such Borrower entity as the context shall require. The liability of all such Borrower entities for the Loans and other Obligations shall be joint and several as further provided for in Section 9.29 of the Loan and Security Agreement.

14. Miscellaneous. All terms, conditions, promises, covenants, provisions and warranties hereof and of the Loan Documents shall inure to the benefit of and bind DLL's and Borrower's respective representatives, successors and assigns (but Borrower may not sell, assign or transfer any interest in this Amendment or any other Loan Document, or any portion thereof, including, without limitation, any of Borrower's obligations, rights, title, interests, remedies, powers and duties hereunder or thereunder). Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the generality of the joinder of Joining Borrowers as provided for in Section 1 of this Amendment above, each Borrower specifically acknowledges that the provisions of Section 9.17 of the Loan and Security Agreement regarding injunctive relief, Section 9.22 of the Loan and Security Agreement regarding liability and damages and Section 8.1 of the Loan

and Security Agreement regarding costs and expenses and indemnities are incorporated herein by reference.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
SIGNATURES ON FOLLOWING PAGES

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

DE LAGE LANDEN FINANCIAL SERVICES, INC.

By: ______________________
Name: George Wright
Title: Director of Operations

BORROWER:

EXISTING BORROWERS:

EMTEC INC. (a Delaware corporation)

By: ______________________ (SEAL)
Name:
Title:

EMTEC INC. (a New Jersey corporation)

By: ______________________ (SEAL)
Name:
Title:

EMTEC VIASUB LLC (a Delaware limited liability company)

By: ______________________ (SEAL)
Name:
Title:

EMTEC FEDERAL, INC. (formerly known as WESTWOOD COMPUTER CORPORATION) (a New Jersey corporation)

By: ______________________ (SEAL)
Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

DE LAGE LANDEN FINANCIAL SERVICES, INC.

By:______________________________
Name: ______________________________
Title: ______________________________

BORROWER: Sworn to and subscribed before me this 7th day of December 2010.

EXISTING BORROWERS:

EMTEC INC. (a Delaware corporation)

By: Stephen C. Donnelly (SEAL)
Name: Stephen C. Donnelly
Title: Treasurer

EMTEC INC. (a New Jersey corporation)

By: Stephen C. Donnelly (SEAL)
Name: Stephen C. Donnelly
Title: Treasurer

EMTEC VIASUB LLC (a Delaware limited liability company)

By: Stephen C. Donnelly (SEAL)
Name: Stephen C. Donnelly
Title: Asst Treasurer

EMTEC FEDERAL, INC. (formerly known as WESTWOOD COMPUTER CORPORATION) (a New Jersey corporation)

By: Stephen C. Donnelly (SEAL)
Name: Stephen C. Donnelly
Title: Asst Treasurer

EMTEC GLOBAL SERVICES LLC (formerly known as EMTEC FEDERAL SERVICES LLC, formerly known as WESTWOOD FEDERAL SERVICES, LLC) (a Delaware limited liability company)

By: ________________________ (SEAL)
Name: Stephen C. Donnelly
Title: Treasurer

LUCEO, INC. (an Illinois corporation)

By: ________________________ (SEAL)
Name: Stephen C. Donnelly
Title: Treasurer

EBUSINESS APPLICATION SOLUTIONS, INC. (a New Jersey corporation)

By: ________________________ (SEAL)
Name: Stephen C. Donnelly
Title: Treasurer

AVEEVA, INC. (a Delaware corporation)

By: ________________________ (SEAL)
Name: Stephen C. Donnelly
Title: Treasurer

JOINING BORROWERS:

SECURE DATA, INC. (a Delaware corporation)

By: ________________________ (SEAL)
Name: Stephen C. Donnelly
Title: Treasurer

EMTEC INFRASTRUCTURE SERVICES CORPORATION (a Delaware corporation)

By: ______________________________ (SEAL)
Name: Stephen C. Donnelly
Title: Treasurer

KOAN-IT (US) Corp. (a Delaware Corporation)

By: ______________________________ (SEAL)
Name: Stephen C. Donnelly
Title: Treasurer

[Signature Page 3 of 3 to First Amendment to DLL/Emtec Loan and Security Agreement and Schedule]

[Borrower's Notary Pages on Following Pages]

BORROWER'S NOTARY PAGE – 1 of 11

UNITED STATES OF AMERICA :
STATE OF : S.S. Pennsylvania
COUNTY OF : Chester

On this 7th day of December, 2010, before me, a Notary Public for the said County and State, personally appeared Stephen C. Donnelly known to me or satisfactorily proven to me to be such individual, who states that s/he is Treasurer of Emtec Inc. (A Delaware corporation), one of the Borrowers named in the foregoing Second Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[signature]

Notary Public
My Commission Expires: April 5, 2014

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
AMY J. DYMOND, Notary Public
Tredyffrin Twp., Chester County
My Commission Expires April 5, 2014

BORROWER'S NOTARY PAGE – 2 of 11

UNITED STATES OF AMERICA :
STATE OF : S.S. Pennsylvania
COUNTY OF : Chester

On this 7th day of December, 2010, before me, a Notary Public for the said County and State, personally appeared Stephen C. Donnelly known to me or satisfactorily proven to me to be such individual, who states that s/he is Treasurer of Emtec Inc. (a New Jersey corporation), one of the Borrowers named in the foregoing Second Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires: April 5, 2014

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
AMY J. DYMOND, Notary Public
Tredyffrin Twp., Chester County
My Commission Expires April 5, 2014

UNITED STATES OF AMERICA :
STATE OF : S.S. Pennsylvania
COUNTY OF : Chester

On this 7th day of December 2010, before me, a Notary Public for the said County and State, personally appeared Stephen C. Donnelly known to me or satisfactorily proven to me to be such individual, who states that s/he is Asst. Treasurer of Emtec Viasub LLC (a Delaware limited liability company), one of the Borrowers named in the foregoing Second Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires: April 5, 2014

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
AMY J. DYMOND, Notary Public
Tredyffrin Twp., Chester County
My Commission Expires April 5, 2014

UNITED STATES OF AMERICA :
STATE OF : S.S. Pennsylvania
COUNTY OF : Chester

On this 7th day of December, 2010, before me, a Notary Public for the said County and State, personally appeared Stephen C. Donnelly known to me or satisfactorily proven to me to be such individual, who states that s/he is Asst Treasurer of Emtec Federal, Inc. (formerly known as Westwood Computer Corporation) (a New Jersey corporation), one of the Borrowers named in the foregoing Second Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires: April 5, 2014

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
AMY J. DYMOND, Notary Public
Tredyffrin Twp., Chester County
My Commission Expires April 5, 2014

UNITED STATES OF AMERICA :
STATE OF : S.S. Pennsylvania
COUNTY OF : Chester

On this 7th day of December, 2010, before me, a Notary Public for the said County and State, personally appeared Stephen C. Donnelly known to me or satisfactorily proven to me to be such individual, who states that s/he is Treasurer of Emtec Global Services LLC (formerly known as Emtec Federal Services LLC, formerly known as Westwood Federal Services, LLC) (a Delaware limited liability company), one of the Borrowers named in the foregoing Second Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires: April 5, 2014

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
AMY J. DYMOND, Notary Public
Tredyffrin Twp., Chester County
My Commission Expires April 5, 2014

UNITED STATES OF AMERICA :
STATE OF : S.S. Pennsylvania
COUNTY OF : Chester

On this 7th day of December, 2010, before me, a Notary Public for the said County and State, personally appeared Stephen C. Donnelly known to me or satisfactorily proven to me to be such individual, who states that s/he is Treasurer of Luceo, Inc. (an Illinois corporation), one of the Borrowers named in the foregoing Second Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[signature]
Notary Public
My Commission Expires: April 5, 2014

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
AMY J. DYMOND, Notary Public
Tredyffrin Twp., Chester County
My Commission Expires April 5, 2014

UNITED STATES OF AMERICA :
STATE OF : S.S. Pennsylvania
COUNTY OF : Chester

On this 7th day of December 2010, before me, a Notary Public for the said County and State, personally appeared Stephen C. Donnelly known to me or satisfactorily proven to me to be such individual, who states that s/he is Treasurer of eBusiness Application Solutions, Inc. (a New Jersey corporation), one of the Borrowers named in the foregoing Second Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[signature]

Notary Public
My Commission Expires: April 5, 2014

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
AMY J. DYMOND, Notary Public
Tredyffrin Twp., Chester County
My Commission Expires April 5, 2014

UNITED STATES OF AMERICA :
STATE OF : S.S. Pennsylvania
COUNTY OF : Chester

On this 7th day of December, 2006, 2010 before me, a Notary Public for the said County and State, personally appeared Stephen C. Donnelly known to me or satisfactorily proven to me to be such individual, who states that s/he is Treasurer of Aveeva, Inc. (a Delaware corporation), one of the Borrowers named in the foregoing Second Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

____

Notary Public
My Commission Expires: April 5, 2014

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
AMY J. DYMOND, Notary Public
Tredyffrin Twp., Chester County
My Commission Expires April 5, 2014

BORROWER'S NOTARY PAGE – 9 of 11

UNITED STATES OF AMERICA :
STATE OF : S.S. Pennsylvania
COUNTY OF : Chester

On this 7th day of December, 2010, before me, a Notary Public for the said County and State, personally appeared Stephen C. Donnelly known to me or satisfactorily proven to me to be such individual, who states that s/he is Treasurer of Secure Data, Inc. (a Delaware corporation), one of the Borrowers named in the foregoing Second Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires: April 5, 2014

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
AMY J. DYMOND, Notary Public
Tredyffrin Twp., Chester County
My Commission Expires April 5, 2014

UNITED STATES OF AMERICA :
STATE OF : S.S. Pennsylvania
COUNTY OF : Chester

On this 7th day of December, 2010, before me, a Notary Public for the said County and State, personally appeared Stephen C. Donnelly known to me or satisfactorily proven to me to be such individual, who states that s/he is Treasurer of Emtec Infrastructure Services Corporation (a Delaware corporation), one of the Borrowers named in the foregoing Second Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires: April 5, 2014

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
AMY J. DYMOND, Notary Public
Tredyffrin Twp., Chester County
My Commission Expires April 5, 2014

BORROWER'S NOTARY PAGE – 11 of 11

UNITED STATES OF AMERICA :
STATE OF : S.S. Pennsylvania
COUNTY OF : Chester

On this 7th day of December, ~~2006~~ 2010, before me, a Notary Public for the said County and State, personally appeared Stephen C. Donnelly known to me or satisfactorily proven to me to be such individual, who states that s/he is Treasurer of KOAN-IT (US) Corp. (a Delaware corporation), one of the Borrowers named in the foregoing Second Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[signature]

Notary Public
My Commission Expires: April 5, 2014

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
AMY J. DYMOND, Notary Public
Tredyffrin Twp., Chester County
My Commission Expires April 5, 2014

EXHIBIT I TO DECEMBER 2010 AMENDMENT
AMENDED AND RESTATED SCHEDULE I TO EMTEC GLOBAL PLEDGE
SCHEDULE I

Pledged Collateral

The following Collateral is hereby pledged by Pledgor to Secured Party pursuant to the Collateral Pledge Agreement to which this Schedule is attached:

A. Pledged Shares

Name of Issuing Corporation	Jurisdiction of Incorporation	Classes of Shares and Total Number of Shares per Class Authorized to be Issued	Total Number Of Shares Issued per Class	Number of Each Class of Shares Issued to Pledgor	Stock Certificate Number for Pledged Shares
Luceo, Inc.	Illinois	10,000 shares of common stock	1,000 shares of common stock	1,000 shares of common stock	4
eBusiness Application Solutions, Inc.	New Jersey	1,000 shares of common stock	1,000 shares of common stock	1,000 shares of common stock	1 and 3
Aveeva, Inc.	Delaware	1,500 shares of common stock	100 shares of common stock	100 shares of common stock	2

B. Pledged Partnership Interests

Name of Issuing Partnership	Jurisdiction of Organization	Classes of Interests and Total Number of Interests per Class Authorized to be Issued	Total Number Of Interests Issued per Class	Number of Each Class of Interests Issued to Pledgor	Are Interested Certificated? If Applicable, Certificate Number for Pledged Interests
NONE					

Pledged Membership Interests

Name of Issuing Limited Liability Company	Jurisdiction of Organization	Classes of Interests and Total Number of Interests per Class Authorized to be Issued	Total Number Of Interests Issued per Class	Number of Each Class of Interests Issued to Pledgor	Are Interested Certificated? If Applicable, Certificate Number for Pledged Interests
NONE					

EXHIBIT II TO DECEMBER 2010 AMENDMENT
AMENDED AND RESTATED SCHEDULE I TO EMTEC PARENT PLEDGE
SCHEDULE I

Pledged Collateral

The following Collateral is hereby pledged by Pledgor to Secured Party pursuant to the Collateral Pledge Agreement to which this Schedule is attached:

A. Pledged Shares

Name of Issuing Corporation	Jurisdiction of Incorporation	Classes of Shares and Total Number of Shares per Class Authorized to be Issued	Total Number Of Shares Issued per Class	Number of Each Class of Shares Issued to Pledgor	Stock Certificate Number for Pledged Shares
Emtec, Inc.	New Jersey	25,000,000 shares of common stock 5,000,000 shares of preferred stock	100 shares of common stock 0 shares of preferred stock	100 shares of common stock 0 shares of preferred stock	12
Emtec Infrastructure Services Corporation	Delaware	1,000 shares of common stock	1,000 shares of common stock	1,000 shares of common stock	1

B. Pledged Partnership Interests

Name of Issuing Partnership	Jurisdiction of Organization	Classes of Interests and Total Number of Interests per Class Authorized to be Issued	Total Number Of Interests Issued per Class	Number of Each Class of Interests Issued to Pledgor	Are Interested Certificated? If Applicable, Certificate Number for Pledged Interests
NONE					

C. **Pledged Membership Interests**

Name of Issuing Limited Liability Company	Jurisdiction of Organization	Classes of Interests and Total Number of Interests per Class Authorized to be Issued	Total Number Of Interests Issued per Class	Number of Each Class of Interests Issued to Pledgor	Are Interested Certificated? If Applicable, Certificate Number for Pledged Interests
Emtec Viasub, LLC	Delaware	N/A	N/A	100%	N/A
Emtec Global Services, LLC	Delaware	Common interests	N/A	100% of common interests	N/A